UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2011

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-5.1

Item 8.01	— Other Events.
On March 28, 2011, Dell Inc. (“Dell”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., BNP Paribas Securities Corp., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters identified therein (the “Underwriters”), relating to the issuance and sale by Dell to the Underwriters of $300,000,000 aggregate principal amount of Floating Rate Notes due 2014 (the “2014 Floating Rate Notes”), $400,000,000 aggregate principal amount of 2.100% Notes due 2014 (the “2014 Fixed Rate Notes”), $400,000,000 aggregate principal amount of 3.100% Notes due 2016 (the “2016 Notes”) and $400,000,000 aggregate principal amount of 4.625% Notes due 2021 (the “2021 Notes” and together with the 2014 Floating Rate Notes, the 2014 Fixed Rate Notes and the 2016 Notes, the “Notes”), subject to the terms and conditions therein.
On March 31, 2011, Dell completed the public offering of the foregoing series of Notes. The Notes are governed by the terms of an Indenture, dated as of April 6, 2009, between Dell and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a Fourth Supplemental Indenture (the “Supplemental Indenture”), dated March 31, 2011, between Dell and the Trustee (the “Indenture”).
Dell offered the Notes pursuant to the Prospectus Supplement dated March 28, 2011 to the Prospectus dated March 14, 2011, which forms a part of Dell’s shelf registration statement on Form S-3 (Registration No. 333-155041) filed with the Securities and Exchange Commission on November 4, 2008, as amended by Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 14, 2011 (the “Registration Statement”).
The following exhibits to this Current Report are incorporated by reference into this Item 8.01 and into the Registration Statement:
•	the Underwriting Agreement filed as Exhibit 1.1 hereto;
•	the Supplemental Indenture filed as Exhibit 4.1 hereto;
•	the forms of the foregoing series of Notes issued pursuant to the Indenture, which are filed as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, hereto; and
•	the opinion of Hogan Lovells US LLP regarding the validity of the Notes filed as Exhibit 5.1 hereto, including the consent of Hogan Lovells US LLP included therein.

Item 9.01	— Financial Statements and Exhibits.
Dell herewith files the following exhibits:
(d) Exhibits.

Exhibit 1.1 —	Underwriting Agreement, dated March 28, 2011, between Dell Inc. and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters identified therein.

Exhibit 4.1 —	Fourth Supplemental Indenture, dated March 31, 2011, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2 —	Form of Floating Rate Notes due 2014.

Exhibit 4.3 —	Form of 2.100% Notes due 2014.

Exhibit 4.4 —	Form of 3.100% Notes due 2016.

Exhibit 4.5 —	Form of 4.625% Notes due 2021.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP regarding validity of the Notes.

Exhibit 23.1 —	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: March 31, 2011	By:	/s/ Janet B. Wright
Janet B. Wright
Vice President and Assistant Secretary (Duly authorized officer)

EXHIBIT INDEX

Exhibit 1.1 —	Underwriting Agreement, dated March 28, 2011, between Dell Inc. and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters identified therein.

Exhibit 4.1 —	Fourth Supplemental Indenture, dated March 31, 2011, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2 —	Form of Floating Rate Notes due 2014.

Exhibit 4.3 —	Form of 2.100% Notes due 2014.

Exhibit 4.4 —	Form of 3.100% Notes due 2016.

Exhibit 4.5 —	Form of 4.625% Notes due 2021.

Exhibit 5.1 —	Opinion of Hogan Lovells US LLP regarding validity of the Notes.

Exhibit 23.1 —	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1 hereto).